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                                                                 EXHIBIT 10.26.1
                                 AMENDMENT NO. 1
                        CONSENT TO ASSIGNMENT OF CONTRACT


This Amendment No. 1 (the "Amendment") is entered into among Andersen Consulting LLP, an Illinois limited liability partnership ("Andersen"), Iridium Operating LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Iridium Operating"), (iii) the collateral agent (the "Existing Collateral Agent") named in the Credit Agreement (the "Existing Credit Agreement"), dated December 19, 1997, among Iridium Operating, and the parties name therein and (iv) the collateral agent (the "New Collateral Agent") to be named in the Senior Secured Credit Agreement (the "New Credit Agreement"), to be entered into on or about December 22, 1998, among Iridium Operating, The Chase Manhattan Bank, as administrative agent and as collateral agent, Chase Securities Inc. and Barclays Bank PLC as global lead arrangers and joint book managers, Barclays Bank PLC as documentation agent and the Lenders thereunder (the "Lenders"). Terms used but not defined herein shall have the meanings assigned to them in the New Credit Agreement.

                                    RECITALS

WHEREAS, pursuant to the Consent to Assignment of Contract (the "Consent") among Andersen, Iridium Operating and the Existing Collateral Agent, Andersen agreed to consent to the assignment and pledge of the IBSS Agreement between Iridium Operating (as successor to Iridium LLC) and Andersen (the "Contract") by Iridium Operating to the Existing Collateral Agent.

WHEREAS, pursuant to the New Credit Agreement, Iridium Operating has again agreed to assign and pledge its rights under and to the Contract to the New Collateral Agent on behalf of the Lenders, and Andersen has agreed to consent to the assignment and pledge of the Contract by Iridium Operating to the New Collateral Agent.

WHEREAS, Iridium Operating, Andersen and the Existing Collateral Agent wish to amend the Consent in certain respects, and to add the New Collateral Agent as a party thereto. Accordingly, in consideration of the premises and consideration herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Each reference in the Consent to the "Credit Agreement" or words of similar import shall be deemed to refer to the New Credit Agreement.


                                 Amendment No. 1

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       2. Each reference in the Consent to the "Security Agreement" or words of similar import shall be deemed to refer to the Security Agreement to be entered into on or about December 22, 1998, in accordance with the New Credit Agreement.

       3. Each reference in the Consent to the "Collateral Agent" or words of similar import shall be deemed to refer to the New Collateral Agent.

       4. Operating hereby agrees to promptly reimburse Andersen for the payment of, or pay on behalf of Andersen, all taxes (including penalties and interest thereon) incurred by Andersen in connection with the assignment and pledge by Operating, of the rights and obligations under the Contract, the exercise of such pledge by the Collateral Agent and any resulting assumption by the Collateral Agent or its assignee, provided that Andersen shall use reasonable efforts to minimize the imposition of taxes in connection with such assignment and assumption and provided further that such indemnification shall be reduced by any tax benefits realized by Andersen in connection with the exercise of the pledge, if any, or any events leading to or resulting in such exercise.

       5. Binding Effect. Except as herein provided, the Consent shall remain unchanged and in full force and effect.

       6. Entire Agreement. The Consent, as modified by this Amendment, constitutes the entire agreement of the parties with respect to the subject matter hereof.

       7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

       8. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.


                                 Amendment No. 1
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                                      -----------------------
                                      Andersen Consulting LLP


                                 By
                                     -----------------------
                                     Name:
                                     Title:



                                 IRIDIUM OPERATING LLC


                                 By
                                     -----------------------
                                     Name:  Roy Grant
                                     Title: Vice President and
                                            Chief Financial Officer


                                 THE CHASE MANHATTAN BANK
                                     as Existing Collateral Agent


                                 By
                                     -----------------------
                                     Name:
                                     Title:


                                 THE CHASE MANHATTAN BANK
                                     as New Collateral Agent


                                 By
                                     -----------------------
                                     Name:
                                     Title:



                                 Amendment No. 1